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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                               ___________________

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 13, 2008
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                       NETWORK-1 SECURITY SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                      1-14896                     11-3027591
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(State or other jurisdiction       (Commission                 (IRS Employer
    of incorporation)              File Number)              Identification No.)


              445 Park Avenue, Suite 1028, New York, New York 10022
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (212) 829-5700


                                       N/A
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         (Former name or former address, if changed since last report.)




     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            As part of the Company's agreement with Microsemi Corp-Analog Mixed Signal Group Ltd. ("Microsemi-Analog") entered into in June 2008, Microsemi Corporation ("Microsemi"), the parent company of Microsemi-Analog, entered into a license agreement, dated August 13, 2008, with the Company with respect to the Company's Remote Power Patent as part of the Company's Special Licensing Program. The license agreement provides that Microsemi is obligated to pay the Company quarterly royalty payments of 2% of the sales price for certain of Microsemi's Midspan PoE products for the full term of the Remote Power Patent (March 2020).




ITEM 9.01   FINANCIAL STATEMENTS ARE EXHIBITS

Exhibit
Number      Description
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10.1        License Agreement, dated August 13, 2008, between the Company and
            Microsemi Corporation




















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                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NETWORK-1 SECURITY SOLUTIONS, INC.



Dated:   August 15, 2008               By:   Corey M. Horowitz
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                                       Name:  Corey M. Horowitz
                                       Title: Chairman & Chief Executive Officer




















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